UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported) August 21, 2003
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                            Sharper Image Corporation
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             (Exact name of registrant as specified in its chapter)

         Delaware                   0-15827               94-2493558
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(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation            File Number)         Identification No.)

     650 Davis Street, San Francisco, California             94111
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       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (415) 445-6000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1     Earnings Press Release, dated August 21, 2003

ITEM 9: REGULATION FD DISCLOSURE

         On August 21, 2003, the Company announced its financial results for the Quarter ended July 31, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 21, 2003                  SHARPER IMAGE CORPORATION
                                        By:
                                                 --------------------------
                                                 Jeffrey P. Forgan
                                                 Executive Vice President,
                                                 Chief Financial Officer



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